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                                                                       EXHIBIT 1



                        [FORM OF UNDERWRITING AGREEMENT]

                        3,000,000 Shares of Common Stock

                              RIVA BANCSHARES, INC.

                             UNDERWRITING AGREEMENT

                                                                          , 1999
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CIBC World Markets Corp.
Pauli Johnson Capital & Research Incorporated
Kelton International Limited
c/o CIBC World Markets Corp.
One World Financial Center
New York, New York 10281

On behalf of the Several
Underwriters named on
Schedule I attached hereto.

Ladies and Gentlemen:

         Riva Bancshares, Inc., a Delaware corporation (the "Company") proposes, subject to the terms and conditions contained herein, to sell to you and the other underwriters named on Schedule I to this Agreement (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), an aggregate of 3,000,000 shares (the "Firm Shares") of the Company's Common Stock, $0.01 par value per share (the "Common Stock"). The respective amounts of the Firm Shares to be purchased by each of the several Underwriters are set forth opposite their names on Schedule I hereto. In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional 450,000 shares (the "Option Shares") of Common Stock for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are collectively called the "Shares." To induce the Underwriters to enter into this Agreement, Premier Bancshares, Inc. ("Bancshares") and Premier Bank ("PB") are entering into this Agreement for the purposes set forth herein.

         1. SALE AND PURCHASE OF THE SHARES. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

                  (a) The Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a price of $____ per share (the "Initial Price"), the number of Firm Shares set forth opposite the name of such Underwriter under the column Number of Firm Shares on
         Schedule I to this Agreement, subject to adjustment in accordance with
         Section 11 hereof.

                  (b) The Company grants to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price. The


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         number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representatives to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below), and thereafter from time to time within 30 days after the date of this Agreement, in each case upon written or telegraphic notice, or oral or telephonic notice confirmed by written or telegraphic notice, by the Representatives to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

         2. DELIVERY AND PAYMENT. Delivery by the Company of the Firm Shares to the Representatives for the respective accounts of the Underwriters, and payment of the purchase price by certified or official bank check or checks payable in New York Clearing House (same day) funds drawn to the order of the Company for the shares purchased from the Company against delivery of the respective certificates therefor to the Representatives, shall take place at the offices of Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, New York 10166, at 10:00 a.m., New York City time, on the third business day following the date of this Agreement, or at such time on such other date, not later than 10 business days after the date of this Agreement, as shall be agreed upon by the Company and the Representatives (such time and date of delivery and payment are called the "Firm Shares Closing Date").

         In the event the option with respect to the Option Shares is exercised in whole or in part on one or more occasions, delivery by the Company of the Option Shares to the Representatives for the respective accounts of the Underwriters and payment of the purchase price thereof in immediately available funds by wire transfer or by certified or official bank check or checks payable in New York Clearing House (same day) funds to the Company shall take place at the offices of Gibson, Dunn & Crutcher LLP specified above at the time and on the date (which may be the same date as, but in no event shall be earlier than, the Firm Shares Closing Date) specified in the notice referred to in Section 1(b) (such time and date of delivery and payment are called the "Option Shares Closing Date"). The Firm Shares Closing Date and the Option Shares Closing Date are called, individually, a "Closing Date" and, together, the "Closing Dates."

         Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Representatives shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section l(b) and shall be made available to the Representatives for checking and packaging, at such place as is designated by the Representatives, on the full business day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).


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         3.       REGISTRATION STATEMENT AND PROSPECTUS; PUBLIC OFFERING. The
Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the published rules and regulations thereunder (the "Rules") adopted by the Securities and Exchange Commission (the "Commission"), a Registration Statement (as hereinafter defined) on Form S-1 (No. 333-78113), including a preliminary prospectus relating to the Shares, and such amendments thereto as may have been required to the date of this Agreement. Copies of such Registration Statement (including all amendments thereof) and of the related Preliminary Prospectus (as hereinafter defined) have heretofore been delivered by the Company to you. The term "Preliminary Prospectus" means any preliminary prospectus (as described in Rule 430 of the Rules) included at any time as a part of the Registration Statement or filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules. The term "Registration Statement" as used in this Agreement means the initial registration statement (including all exhibits and financial schedules), as amended at the time and on the date it becomes effective (the "Effective Date"), including the information (if any) deemed to be part thereof at the time of effectiveness pursuant to Rule 430A of the Rules. If the Company has filed an abbreviated registration statement to register additional Shares pursuant to Rule 462(b) under the Rules (the "462(b) Registration Statement") then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement. The term "Prospectus" as used in this Agreement means the prospectus included in the Registration Statement in the form first used to confirm sales of the Shares.

         The Company understands that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Prospectus, as soon after the Effective Date and the date of this Agreement as the Representatives deem advisable. The Company hereby confirms that the Underwriters and dealers have been authorized to distribute or cause to be distributed each Preliminary Prospectus and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

         4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Underwriter, as of the date hereof and as of the Firm Shares Closing Date giving effect to the transactions contemplated by the Merger Agreement (as defined below) as follows:

                  (a) On the Effective Date, the Registration Statement complied, and on the date of the Prospectus, the date any post-effective amendment to the Registration Statement becomes effective, the date any supplement or amendment to the Prospectus is filed with the Commission and each Closing Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the applicable provisions of the Securities Act and the Rules. The Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. On the Effective Date and on the other dates referred to above the Prospectus did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not


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         misleading. When any Preliminary Prospectus was first filed with the
         Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, none of the representations and warranties in this paragraph 4(a) shall apply to statements in, or omissions from, the Registration Statement or the Prospectus made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by the Representatives on behalf of the several Underwriters for use in the Registration Statement or the Prospectus. With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by the Representatives on behalf of the several Underwriters for use in the Registration Statement or the Prospectus are the following paragraphs appearing under the caption "Underwriting" in the
         Prospectus: (i) the fourth full paragraph, concerning the terms of the offering; and (ii) the eleventh full paragraph, including the text set forth in the bullet points, concerning stabilization and syndicate covering transactions.

                  (b) The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or are threatened under the Securities Act. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules has been or will be made in the manner and within the time period required by such Rule 424(b).

                  (c) The Company and Bancshares have entered into the Agreement and Plan of Merger, dated as of May 6, 1999 and filed as an exhibit to the Registration Statement, pursuant to which Bancshares will merge with and into the Company (the "Merger Agreement") and PB will become a wholly-owned subsidiary of the Company. The Merger Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                  (d) The financial statements of the Company (including all notes and schedules thereto) included in the Registration Statement and Prospectus present fairly the financial condition, the results of operations, the statements of cash flows and the statements of shareholders' equity and the other information purported to be shown therein of the Company at the respective dates and for the respective periods to which they apply; and such financial statements and related schedules and notes have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the


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         periods involved, and all adjustments necessary for a fair presentation of the results for such periods have been made. The summary and selected financial data included in the Prospectus present fairly the information shown therein as at the respective dates and for the respective periods specified and the summary and selected financial data have been presented on a basis consistent with the consolidated financial statements so set forth in the Prospectus and other financial information. The pro forma financial statements and other pro forma financial information included in the Registration Statement have been prepared on a basis consistent with the Company's, Bancshare's or PB's historical statements, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly in all material respects the historical and proposed transactions contemplated by the Registration Statement and this Agreement. The other financial and statistical information and data included in the Registration Statement are accurately presented in all material respects and prepared on a basis consistent with the financial statements and the books and records of the Company, Bancshares and PB.

                  (e) KPMG LLP, whose reports are filed with the Commission as a part of the Registration Statement, are, and during the periods covered by their reports were, independent public accountants as required by the Securities Act and the Rules.

                  (f) The Company and each of its Subsidiaries (as hereinafter defined) are corporations duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company and each such subsidiary or other entity controlled directly or indirectly by the Company as of the date hereof and as of the Closing Date (including Bancshares), as set forth on Schedule II hereto (collectively, the "Subsidiaries"), is duly qualified to do business and are in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company, Bancshares or PB, either individually or taken as a whole (a "Material Adverse Effect"). The Company does not own, lease or license any asset or property or conduct any business outside the United States of America. The Company and each of its Subsidiaries have all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the "Permits"), to own, lease and license its assets and properties and conduct its business, all of which are valid and in full force and effect, as described in the Registration Statement and the Prospectus, except where the lack of such Permits individually or in the aggregate would not have a Material Adverse Effect. The Company and each of its Subsidiaries have fulfilled and performed in all material respects all of their obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Company thereunder. Except as may be required under the Securities Act and state and foreign Blue Sky laws, no other Permits are required to enter into, deliver and perform this Agreement, the Merger Agreement and to issue and sell the Shares.


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                  (g)      Each of the Company and its Subsidiaries owns or
         possesses adequate and enforceable rights to use all trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights and proprietary knowledge (collectively, "Intangibles") described in the Prospectus as being owned by it necessary for the conduct of its business. Neither the Company nor any of its Subsidiaries has received any notice of, or is aware of, any infringement of or conflict with asserted rights of others with respect to any Intangibles.

                  (h) The Company and each of its Subsidiaries have good and marketable title in fee simple to all items of real property and good and marketable title to all personal property described in the Prospectus as being owned by it. Any real property and buildings described in the Prospectus as being held under lease by the Company and each of its Subsidiaries is held by it under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are described in the Registration Statement and the Prospectus or would not individually or in the aggregate have a Material Adverse Effect.

                  (i) There is no litigation or governmental proceeding to which the Company or its Subsidiaries is subject or which is pending or, to the knowledge of the Company, threatened, against the Company or any of its Subsidiaries, which individually or in the aggregate might have a Material Adverse Effect or affect the consummation of the transactions contemplated by this Agreement or the Merger Agreement or which is required to be disclosed in the Registration Statement and the Prospectus that is not so disclosed.

                  (j) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein: (A) there has not been any material adverse change with regard to the assets or properties, business, results of operations or financial condition of the Company; (B) neither the Company nor its Subsidiaries have sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would have a Material Adverse Effect; and (C) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as reflected therein, neither the Company nor its Subsidiaries has (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business,
         (ii) entered into any transaction not in the ordinary course of business or (iii) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its stock.



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                  (k)      There is no document, contract or other agreement of
         a character required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act or the Rules. Each description of a contract, document or other agreement in the Registration Statement and the Prospectus accurately reflects in all respects the terms of the underlying document, contract or agreement. Each agreement described in the Registration Statement and Prospectus or listed in the Exhibits to the Registration Statement is in full force and effect and is valid and enforceable by and against the Company or any of its Subsidiaries, as the case may be, in accordance with its terms. Neither the Company nor any of its Subsidiaries, nor to the Company's knowledge, any other party, is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event individually or in the aggregate would have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or any of its Subsidiaries of any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or its properties or business may be bound or affected which default or event individually or in the aggregate would have a Material Adverse Effect.

                  (l) Neither the Company nor any of its Subsidiaries is in violation of any term or provision of its charter or by-laws or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation.

                  (m) Neither the execution, delivery and performance of this Agreement or the Merger Agreement by the Company nor the consummation of any of the transactions contemplated hereby or thereby (including the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any of its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which either the Company or any of its Subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its Subsidiaries or violate any provision of the charter or by-laws of the Company or any of its Subsidiaries, except for such consents or waivers which have already been obtained and are in full force and effect.

                  (n) The Company has authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus. The certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company. All of the issued and outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable. There are no statutory preemptive or



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         other similar rights to subscribe for or to purchase or acquire any shares of Common Stock of the Company or its Subsidiaries or any such rights pursuant to its Certificate of Incorporation or by-laws or any agreement or instrument to or by which the Company or any of its Subsidiaries is a party or bound. The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or its Subsidiaries or any security convertible into, or exercisable or exchangeable for, such stock. The Common Stock and the Shares conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus. All outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable and are owned directly by the Company, free and clear of any security interests, liens, encumbrances, equities or claims.

                  (o) No holder of any security of the Company has the right to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder during the period ending 180 days after the date of this Agreement. Each director and executive officer of the Company, and each holder of 1% or more of the issued and outstanding Common Stock of the Company, has delivered to the Representatives such person's enforceable written lock-up agreement in the form attached to this Agreement on
         Schedule III (the "Lock-Up Agreement").

                  (p) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the Merger Agreement and the issuance and sale of the Shares by the Company. This Agreement and the Merger Agreement have been duly and validly authorized, executed and delivered by the Company and constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                  (q) Neither the Company nor any of its Subsidiaries are involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its Subsidiaries principal suppliers or contractors which individually or in the aggregate would have a Material Adverse Effect. The Company is not aware of any threatened or pending litigation between the Company or its Subsidiaries and any of its or their executive officers which individually or in the aggregate, if adversely determined, could have a Material Adverse Effect and has no reason to believe that such officers will not remain in the employment of the Company or its Subsidiaries.

                  (r) No transaction has occurred between or among the Company and any of its officers, directors or 5% or greater shareholders or any affiliate or affiliates of any such



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         officer, director or 5% or greater shareholder that is required to be described in and is not described in the Registration Statement and the Prospectus.

                  (s) The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Shares.

                  (t) The Company and its Subsidiaries have filed all Federal, state, local and foreign tax returns which are required to be filed through the date hereof, or have received extensions thereof, and have paid all taxes shown on such returns and all assessments received by them to the extent that the same are material and have become due. There are no tax audits or investigations nor are there any material proposed additional tax assessments against the Company or any of its Subsidiaries.

                  (u) The Shares have been duly authorized for quotation on the Nasdaq National Market ("Nasdaq") of The Nasdaq Stock Market, Inc., subject to official Notice of Issuance. A registration statement has been filed on Form 8-A pursuant to Section 12 of the Exchange Act, which registration statement complies in all material respects with the Exchange Act.

                  (v) The Company has complied with all of the requirements and filed the required forms as specified in Florida Statutes Section 517.075.

                  (w) The books, records and accounts of the Company and its Subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its Subsidiaries. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability,
         (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (x) The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Prospectus. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. Neither the Company nor any Subsidiary has been denied any insurance coverage which it has sought or for which it has applied.



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                  (y)      Each approval, consent, order, authorization,
         designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the Merger Agreement and the consummation of the transactions herein and therein contemplated required to be obtained or performed by the Company (except such additional steps as may be necessary to qualify the Shares for public offering by the Underwriters under state securities or Blue Sky laws) have been obtained or made and are in full force and effect.

                  (z) No officer, director or 5% or greater shareholder of the Company has any affiliation with any NASD member firm.

                  (aa) (i) Each of the Company and its Subsidiaries is in compliance in all material respects with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") which are applicable to its business; (ii) none of the Company or its Subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) each of the Company and its Subsidiaries has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval; (iv) no facts currently exist that will require the Company or its Subsidiaries to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, leased or occupied by the Company or its Subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) ("CERCLA") or otherwise designated as a contaminated site under applicable state or local law.

                  (bb) The Company is not and, after giving effect to the offering and sale of the Shares and the application of proceeds thereof as described in the Prospectus, will not be an "investment company" or an entity controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

                  (cc) Neither the Company, its Subsidiaries nor any other person associated with or acting on behalf of the Company or its Subsidiaries, including any director, officer, agent or employee of the Company or its Subsidiaries, has, directly or indirectly, while acting on behalf of the Company or its Subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

                  (dd) All material disclosure regarding year 2000 compliance that is required to be described under the Securities Act and the regulations and pronouncements of the

         Commission has been included in the Prospectus. Neither the Company nor any Subsidiary will incur material operating expenses or costs to ensure that its information systems will be year 2000 compliant.

                  (ee) The deposit accounts and investment certificates of the Subsidiaries are duly insured by the Federal Deposit Insurance Corporation (the "FDIC") to the fullest extent permitted by law. No charge, investigation or proceeding for the termination or revocation of either the Company or any of its Subsidiaries' charter, good standing or FDIC insurance is pending, or to the knowledge of the Company, threatened.

                  (ff) Neither the Company nor any of its Subsidiaries are subject to any order of the Federal Reserve Board (the "FRB"), the FDIC, the Missouri Department of Finance or the Office of the Comptroller of the Currency, nor are the Company or any of its Subsidiaries subject to any agreement or consent with, or board resolution adopted at the instigation of, any such regulatory authorities. The Company and its Subsidiaries have conducted and are conducting their businesses so as to comply in all material respects with all applicable federal and state laws, rules, regulations, decisions, directives and orders (including without limitation the rules, regulations, decisions, directives and orders of the FRB, the FDIC, the Missouri Department of Finance and the Office of the Comptroller of the Currency). No charge, investigation or proceeding with respect to the Company or its Subsidiaries is pending or, to the best of the Company's knowledge, threatened, by or before any regulatory, administrative or governmental agency, body or authority.

                  (gg) The Company and each of its Subsidiaries are in compliance with all applicable capital requirements. The Company and each of its Subsidiaries are "well capitalized" as defined in FDIC regulations and will be "well capitalized" after the payment of any special assessment levied by the FDIC, and neither the Company nor any Subsidiary is, to the Company's knowledge, threatened with or being considered for receivership or any special supervision by the FRB, the FDIC, the Missouri Department of Finance or the Office of the Comptroller of the Currency.

                  (hh) The Company is a "bank holding company" within the meaning of the Bank Holding Company Act of 1956, as amended.

                  (ii) The Company has not offered, or caused the Underwriters to offer, Shares to any person with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company or (ii) a trade journalist or publication to write or publish favorable information about the Company or its business.

         5. REPRESENTATIONS AND WARRANTIES OF PREMIER BANCSHARES, INC. AND PREMIER BANK. Bancshares and PB hereby represent and warrant to each Underwriter as follows:

                  (a) This Agreement and the Merger Agreement have been duly and validly authorized, executed and delivered by Bancshares and constitute legal, valid and binding obligations of Bancshares and PB, enforceable against Bancshares and PB in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                  (b) The financial statements of Bancshares and PB (including all notes and schedules thereto) included in the Registration Statement and Prospectus present fairly the financial condition, the results of operations, the statements of cash flows and the statements of shareholders' equity and the other information purported to be shown therein of Bancshares and PB at the respective dates and for the respective periods to which they apply; and such financial statements and related schedules and notes have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of the results for such periods have been made. The summary and selected financial data included in the Prospectus present fairly the information shown therein as at the respective dates and for the respective periods specified and the summary and selected financial data have been presented on a basis consistent with the consolidated financial statements so set forth in the Prospectus and other financial information.

                  (c) KPMG LLP, whose reports are filed with the Commission as a part of the Registration Statement, are, and during the periods covered by their reports were, independent public accountants as required by the Securities Act and the Rules.

                  (d) Bancshares is a corporation duly organized, validly existing and in good standing under the laws of the State of Missouri. PB is a corporation duly organized, validly existing and in good standing under the laws of the State of Missouri. Each of Bancshares and Premier is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not have a Material Adverse Effect. Neither Bancshares nor PB owns, leases or licenses any asset or property or conducts any business outside the United States of America. Each of Bancshares and PB has all requisite corporate power and authority, and all Permits to own, lease and license its assets and properties and conduct its business, all of which are valid and in full force and effect, as described in the Registration Statement and the Prospectus, except where the lack of such Permits individually or in the aggregate would not have a Material Adverse Effect. Each of Bancshares and PB has fulfilled and performed in all material respects all of their obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of Bancshares or PB thereunder.

                  (e) Each of Bancshares and PB owns or possesses adequate and enforceable rights to use all Intangibles described in the Prospectus as being owned by it necessary for the conduct of its business. Neither Bancshares nor PB has received any notice of, or is aware of, any infringement of or conflict with asserted rights of others with respect to any Intangibles.

                  (f) Each of Bancshares and PB has good and marketable title in fee simple to all items of real property and good and marketable title to all personal property described in the Prospectus as being owned by it. Any real property and buildings described in the Prospectus as being held under lease by either Bancshares or PB is held by it under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are described in the Registration Statement and the Prospectus or would not individually or in the aggregate have a Material Adverse Effect.

                  (g) There is no litigation or governmental proceeding to which either Bancshares or PB is subject or which is pending or, to the knowledge of Bancshares or PB, threatened, against either Bancshares or PB, which individually or in the aggregate might have a Material Adverse Effect or affect the consummation of the transactions contemplated by this Agreement or the Merger Agreement or which is required to be disclosed in the Registration Statement and the Prospectus that is not so disclosed.

                  (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein: (A) there has not been any material adverse change with regard to the assets or properties, business, results of operations or financial condition of either Bancshares or PB; (B) neither Bancshares nor PB has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would have a Material Adverse Effect; and (C) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as reflected therein, neither Bancshares nor PB has
         (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (ii) entered into any transaction not in the ordinary course of business or (iii) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its stock.

                  (i) There is no document, contract or other agreement of a character required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act or the Rules. Each description of a contract, document or other agreement that relates to either Bancshares or PB in the Registration Statement and the Prospectus accurately reflects in all respects the terms of the underlying document, contract or agreement. Each agreement that relates to either Bancshares or PB described in the Registration Statement and Prospectus or listed in the Exhibits to the Registration Statement is in full force and effect and is valid and enforceable by and against Bancshares or PB, as the case may be, in accordance with its terms. Neither Bancshares nor PB, nor to Bancshares' or PB's knowledge, any other party, is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event individually or in the aggregate would have a Material

         Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by Bancshares or PB of any other agreement or instrument to which either Bancshares or PB is a party or by which it or its properties or business may be bound or affected which default or event individually or in the aggregate would have a Material Adverse Effect.

                  (j) Neither Bancshares nor PB is in violation of any term or provision of its charter or by-laws or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation individually or in the aggregate would have a Material Adverse Effect.

                  (k) Neither the execution, delivery and performance of this Agreement or the Merger Agreement by Bancshares and PB nor the consummation of any of the transactions contemplated hereby or thereby (including the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of Bancshares or PB pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which Bancshares or PB is a party or by which either Bancshares or PB or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to Bancshares or PB or violate any provision of the charter or by-laws of Bancshares or PB, except for such consents or waivers which have already been obtained and are in full force and effect.

                  (l) All necessary corporate action has been duly and validly taken by Bancshares and PB to authorize the execution, delivery and performance of this Agreement and the Merger Agreement.

                  (m) Neither Bancshares nor PB is involved in any labor dispute nor, to the knowledge of Bancshares or PB, is any such dispute threatened, which dispute individually or in the aggregate would have a Material Adverse Effect. Neither Bancshares nor PB is aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which individually or in the aggregate would have a Material Adverse Effect. Neither Bancshares nor PB is aware of any threatened or pending litigation between either Bancshares or PB and any of PB's or the Company's executive officers which individually or in the aggregate, if adversely determined, could have a Material Adverse Effect and has no reason to believe that such officers will not remain in the employment of PB.

                  (n) Each of Bancshares and PB has filed all Federal, state, local and foreign tax returns which are required to be filed through the date hereof, or have received extensions thereof, and have paid all taxes shown on such returns and all assessments received by them to the extent that the same are material and have become due. There are no tax audits or investigations pending which if adversely determined would have a Material Adverse Effect; nor are there any material proposed additional tax assessments against either Bancshares or PB.

                  (o) Each of Bancshares and PB has complied with all of the requirements and filed the required forms as specified in Florida Statutes Section 517.075.

                  (p) The books, records and accounts of Bancshares and PB accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, each of Bancshares and PB. Each of Bancshares and PB maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and
         (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (q) Each of Bancshares and PB are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged. Neither Bancshares nor PB has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. Neither Bancshares nor PB has been denied any insurance coverage which it has sought or for which it has applied.

                  (r) Each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by Bancshares and PB of this Agreement and the Merger Agreement and the consummation of the transactions contemplated herein and therein that are required to be obtained or performed by each of Bancshares and PB have been obtained or made and are in full force and effect.

                  (s) No officer, director or 5% or greater shareholder of Bancshares or PB has any affiliation with any NASD member firm.

                  (t) (i) Each of Bancshares and PB is in compliance in all material respects with all Environmental Laws which are applicable to its business; (ii) none of Bancshares or PB has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) each of Bancshares and PB has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval; (iv) to the knowledge of Bancshares and PB, no facts currently exist that will require Bancshares or PB to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, leased or occupied by Bancshares or PB has been designated as a Superfund site pursuant to the CERCLA or otherwise designated as a contaminated site under applicable state or local law.

                  (u) Neither Bancshares nor PB, after giving effect to the offering and sale of the Shares and the application of proceeds thereof as described in the Prospectus, will be an "investment company" or an entity controlled by an "investment company" within the meaning of the Investment Company Act.

                  (v) Neither Bancshares nor PB nor any other person associated with or acting on behalf of Bancshares or PB, including any director, officer, agent or employee of Bancshares or PB, has, directly or indirectly, while acting on behalf of Bancshares or PB (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

                  (w) All material disclosure regarding year 2000 compliance that is required to be described under the Securities Act and the regulations and pronouncements of the Commission has been included in the Prospectus. Neither Bancshares nor PB will incur material operating expenses or costs to ensure that its information systems will be year 2000 compliant.

                  (x) The deposit accounts and investment certificates of PB are duly insured by the FDIC to the fullest extent permitted by law. No charge, investigation or proceeding for the termination or revocation of either Bancshares or PB or of their charter, good standing or FDIC insurance is pending, or to the knowledge of the either Bancshares or PB, threatened.

                  (y) Neither Bancshares nor PB is subject to any order of the FRB, the FDIC, the Missouri Department of Finance or the Office of the Comptroller of the Currency, nor is Bancshares or PB subject to any agreement or consent with, or board resolution adopted at the instigation of, any such regulatory authorities. Bancshares and PB have conducted and are conducting their businesses so as to comply in all material respects with all applicable federal and state laws, rules, regulations, decisions, directives and orders (including without limitation the rules, regulations, decisions, directives and orders of the FRB, the FDIC, the Missouri Department of Finance and the Office of the Comptroller of the Currency). No charge, investigation or proceeding with respect to Bancshares or PB is pending or, to the best knowledge of Bancshares or PB, is threatened, by or before any regulatory, administrative or governmental agency, body or authority.

                  (z) Each of Bancshares and PB is in compliance with all applicable capital requirements. Each of Bancshares and PB is "well capitalized" as defined in FDIC regulations and will be "well capitalized" after the payment of any special assessment levied by the FDIC, and neither Bancshares nor PB is, to the knowledge of Bancshares or PB, threatened with or being considered for receivership or any special supervision by the FRB, the FDIC, the Missouri Department of Finance or the Office of the Comptroller of the Currency.

                  (aa) Bancshares is a "bank holding company" within the meaning of the Bank Holding Company Act of 1956, as amended.

                  (bb) Neither Bancshares nor PB has offered, or caused the Underwriters to offer, Shares to any person with the specific intent to unlawfully influence (i) a customer or supplier of the Company, Bancshares or PB to alter the customer's or supplier's level or type of business with the Company, Bancshares or PB or (ii) a trade journalist or publication to write or publish favorable information about the Company, Bancshares or PB or its business.

         6. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

                  (a) Notification that the Registration Statement has become effective shall have been received by the Representatives and the Prospectus shall have been timely filed with the Commission in accordance with Section 7(a)(i) of this Agreement.

                  (b) No order preventing or suspending the use of any preliminary prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Representatives.

                  (c) The representations and warranties of the Company, Bancshares and PB contained in this Agreement and in the certificates delivered pursuant to Sections 6(d), 6(e) and 6(f) shall be true and correct when made and on and as of each Closing Date as if made on such date. The Company, Bancshares and PB shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by them at or before such Closing Date.

                  (d) The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives and dated such Closing Date, of the chief executive officer and the chief financial officer of the Company, to the effect that (i) they have carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of the Company in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date and the Company has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such Closing Date, and (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and to the best of their knowledge, no proceedings for that purpose have been instituted or are pending under the Securities Act.

                  (e) The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives and dated such Closing Date, of Bancshares and PB, to the effect that they have carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of each of Bancshares and PB in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date.

                  (f) The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives and dated such Closing Date, of Bancshares and PB, to the effect that the representations and warranties of Bancshares and PB in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date and each of Bancshares and PB has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such Closing Date.

                  (g) The Representatives shall have received at the time this Agreement is executed and on each Closing Date a signed letter from KPMG LLP addressed to the Representatives and dated, respectively, the date of this Agreement and each such Closing Date, in form and substance reasonably satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Securities Act and the Rules, that the response to Item 10 of the Registration Statement is correct insofar as it relates to them and stating in effect that:

                           (i) in their opinion the audited financial statements and financial statement schedules included in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules;

                           (ii) on the basis of a reading of the amounts included in the Registration Statement and the Prospectus under the headings "Prospectus Summary--Summary Consolidated Financial Data" and "Selected Consolidated Financial Data," carrying out certain procedures (but not an examination in accordance with Generally Accepted Auditing Standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter, a reading of the minutes of the meetings of the shareholders and directors of the Company, Bancshares and PB, and inquiries of certain officials of the Company, Bancshares and PB who have responsibility for financial and accounting matters of the Company, Bancshares and PB as to transactions and events subsequent to the date of the latest audited financial statements, except as disclosed in the Registration Statement and the Prospectus, nothing came to their attention which caused them to believe that:

                                    (A)      the amounts in "Prospectus
                           Summary--Summary Consolidated Financial Data" and "Selected Consolidated Financial Data" included in the Registration Statement and the Prospectus do not agree with the corresponding amounts in the audited and unaudited financial statements from which such amounts were derived; or

                                    (B)      with respect to the Company,
                           Bancshares and PB, there were, at a specified date not more than five business days prior to the date of the letter, any increases in the current liabilities and long-term liabilities of the Company, Bancshares and PB or any decreases in net income or in working capital or the shareholders' equity in the Company, Bancshares and PB, as compared with the amounts shown on the Company's, Bancshares and PB audited balance sheet for the fiscal year ended December 31, 1998 and the three months ended March 31, 1999 included in the Registration Statement;

                           (iii) they have performed certain other procedures as may be permitted under Generally Acceptable Auditing Standards as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company, Bancshares and PB) set forth in the Registration Statement and the Prospectus and reasonably specified by the Representatives agrees with the accounting records of the Company, Bancshares and PB; and

                           (iv) based upon the procedures set forth in clauses (ii) and (iii) above and a reading of the amounts included in the Registration Statement under the headings "Prospectus Summary--Summary Consolidated Financial Data" and "Selected Consolidated Financial Data" included in the Registration Statement and Prospectus and a reading of the financial statements from which certain of such data were derived, nothing has come to their attention that gives them reason to believe that the "Prospectus Summary--Summary Consolidated Financial Data" and "Selected Consolidated Financial Data" included in the Registration Statement and Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules or that the information set forth therein is not fairly stated in relation to the financial statements included in the Registration Statement or Prospectus from which certain of such data were derived and are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and Prospectus.

                  References to the Registration Statement and the Prospectus in this paragraph (g) are to such documents as amended and supplemented at the date of the letter.

                  (h) The Representatives shall have received on each Closing Date from Smith, Gambrell and Russell, LLP, counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

                           (i) Each of the Company and its Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. Each of the Company and its Subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its businesses makes such qualification necessary, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not have a Material Adverse Effect.

                           (ii) Each of the Company and its Subsidiaries has all requisite corporate power and authority to own, lease and license its assets and properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus and, with respect to the Company, to enter into, deliver and perform this Agreement and the Merger Agreement and to issue and sell the Shares.

                           (iii) The Company has an authorized and issued capital structure as set forth in the Registration Statement and the Prospectus under the caption "Capitalization"; the certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company; all outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. The Shares, when issued and sold pursuant to this Agreement will be duly and validly issued, outstanding, fully paid and nonassessable and none of them will have been issued in violation of any preemptive or other similar right. There are no preemptive rights or any restrictions upon the voting or transfer of any securities of the Company pursuant to the Company's Certificate of Incorporation or by-laws or other governing documents or any other instrument to which the Company is a party or by which it may be bound. There is no outstanding option, warrant or other right calling for the issuance of any shares of Common Stock (other than the Shares) or any security convertible into, exercisable for, or exchangeable for Common Stock. The capital stock of the Company conforms in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

                           (iv) The issued and outstanding shares of capital stock of each of the Company's Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned directly by the Company, free and clear of any perfected security interest or any other security interests, liens, encumbrances, equities or claims, other than those contained in the Registration Statement and the Prospectus.

                           (v) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement, the Merger Agreement and the issuance and sale of the Shares. This Agreement and the Merger Agreement have been duly and validly authorized, executed and delivered by the Company.

                           (vi)     Neither the execution, delivery and
                  performance of this Agreement or the Merger Agreement by the Company nor the consummation of any of the transactions contemplated hereby or thereby (including the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or the Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, note or other agreement or instrument of which such counsel is aware and to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation of which such counsel is aware or violate any provision of the charter or by-laws of the Company or any Subsidiary.

                           (vii) No default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default in the due performance and observance of any term, covenant or condition by the Company or the Subsidiaries of any indenture, mortgage, deed of trust, note or any other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of their assets, properties or businesses may be bound or affected, where the consequences of such default individually or in the aggregate would have a Material Adverse Effect.

                           (viii) The Company and its Subsidiaries are not in violation of any (A) term or provision of their charter or by-laws or (B) any franchise, license, permit, judgment, decree, order, statute, rule or regulation (except for the consequences of the violation of this subsection (B), individually or in the aggregate, which would not have a Material Adverse Effect).

                           (ix) No consent, approval, authorization or order of any court or governmental agency or regulatory body is required for the execution, delivery or performance of this Agreement or the Merger Agreement by the Company or the consummation of the transactions contemplated hereby, except such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters.

                           (x) There is no litigation or governmental or other proceeding or investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company or its Subsidiaries which individually or in the aggregate could have a Material Adverse Effect.

                           (xi) The statements in the Prospectus under the captions "Risk Factors" "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Supervision and Regulation," "Management--Employment Agreements," "Management--Stock Option Plan," "Certain Transactions," "Description of Capital Stock," "Shares Eligible for Future Sale" and Item 14 of the Registration Statement, insofar as such statements constitute a summary of documents referred to therein or matters of law, are fair summaries in all material respects and accurately present the information called for with respect to such documents and matters. Accurate copies of all contracts and other documents required to be filed as exhibits to, or described in, the Registration Statement have been so filed with the Commission or are fairly described in the Registration Statement, as the case may be.

                           (xii) The Registration Statement, all preliminary prospectuses and the Prospectus and each amendment or supplement thereto (except for the financial statements and schedules and other financial and statistical data included therein, as to which such counsel expresses no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules.

                           (xiii) The Registration Statement is effective under the Securities Act, and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to such counsel's knowledge, are threatened, pending or contemplated. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

                           (xiv) The Company is not an "investment company" or an entity controlled by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                  To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of responsible officers of the Company. Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters.

                  In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, Bancshares, PB, representatives of the Representatives and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective (except with respect to the financial statements and schedules and other financial data, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements and schedules and other financial data, as to which such counsel need make no statement) on the date thereof contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (i) The Representatives shall have received on each Closing Date from Suelthaus & Walsh, P.C., counsel for Bancshares and PB, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

                           (i) Each of Bancshares and PB has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Missouri. Each of Bancshares and PB is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its businesses makes such qualification necessary, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not have a Material Adverse Effect.

                           (ii) Each of Bancshares and PB has all requisite corporate power and authority to own, lease and license its assets and properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus and to enter into, deliver and perform the Merger Agreement and this Agreement.

                           (iii) All of the outstanding shares of capital stock of Bancshares and PB have been duly and validly authorized and issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. There are no preemptive rights or any restrictions upon the voting or transfer of any securities of Bancshares or PB pursuant to Bancshare's or PB's Articles of Incorporation or by-laws or other governing documents or any other instrument to which either Bancshares or PB is a party or by which it may be bound. There is no outstanding option, warrant or other right calling for the issuance of any shares of capital stock of Bancshares or PB.

                           (iv) All necessary corporate action has been duly and validly taken by each of Bancshares and PB to authorize the execution, delivery and performance of this Agreement and the Merger Agreement. This Agreement and the Merger Agreement has been duly and validly authorized, executed and delivered by Bancshares and PB.

                           (v)      Neither the execution, delivery and
                  performance of this Agreement or the Merger Agreement by either of Bancshares or PB nor the consummation of any of the transactions contemplated hereby or thereby will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of Bancshares or PB pursuant to the terms of any indenture, mortgage, deed of trust, note or other agreement or instrument of which such counsel is aware and to which Bancshares or PB is a party or by which Bancshares or PB or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation of which such counsel is aware or violate any provision of the charter or by-laws of Bancshares or PB.

                           (vi) No default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default in the due performance and observance of any term, covenant or condition by Bancshares or PB of any indenture, mortgage, deed of trust, note or any other agreement or instrument to which Bancshares or PB is a party or by which any of their assets, properties or businesses may be bound or affected, where the consequences of such default individually or in the aggregate would have a Material Adverse Effect.

                           (vii) Neither Bancshares nor PB are in violation of any (A) term or provision of their charter or by-laws or
                  (B) any franchise, license, permit, judgment, decree, order, statute, rule or regulation (except for the consequences of the violation of this subsection (B), individually or in the aggregate, which would not have a Material Adverse Effect).

                           (viii) No consent, approval, authorization or order of any court or governmental agency or regulatory body is required for the execution, delivery or performance of this Agreement by Bancshares or PB or the consummation of the transactions contemplated hereby, except such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters.

                           (ix) There is no litigation or governmental or other proceeding or investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, Bancshares or PB which individually or in the aggregate could have a Material Adverse Effect.

                           (x) The statements in the Prospectus under the captions "Risk Factors" and "Supervision and Regulation" insofar as such statements constitute a summary of documents referred to therein or matters of law, are fair summaries in all material respects and accurately present the information called for with respect to such documents and matters.

                           (xi) Neither Bancshares nor PB is an "investment company" or an entity controlled by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                  To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of responsible officers of Bancshares or PB. Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters.

                  In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, Bancshares, PB, representatives of the Representatives and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective (except with respect to the financial statements and schedules and other financial data, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements and schedules and other financial data, as to which such counsel need make no statement) on the date thereof contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (j) All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and their counsel and the Underwriters shall have received from Gibson, Dunn & Crutcher LLP a favorable opinion, addressed to the Representatives and dated such Closing Date, with respect to the Shares, the Registration Statement and the Prospectus, and such other related matters, as the Representatives may reasonably request, and the Company shall have furnished to Gibson, Dunn & Crutcher LLP such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                  (k) If the Shares have been qualified for sale in Florida, the Representatives shall have received on each Closing Date certificates, addressed to the Representatives, and dated such Closing Date, of an executive officer of the Company, to the effect that the signer of such certificate has reviewed and understands the provisions of Section 517.075 of the Florida Statutes, and represents that the Company has complied, and at all times will comply, with all provisions of Section 517.075 and further, that as of such Closing Date, neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba.

                  (l) The transactions contemplated by the Merger Agreement shall have been consummated.

                  (m) The Representatives shall have received copies of the Lock-Up Agreements executed by each entity or person described in
         Section 4(o).

                  (n) The Company shall have furnished or caused to be furnished to the Representatives such further certificates or documents as the Representatives shall have reasonably requested.

                  (o) The Shares shall have been duly approved for quotation on the Nasdaq National Market.

         7.       COVENANTS OF THE COMPANY.

                  (a) The Company covenants and agrees with each Underwriter as follows:

                           (i) The Company shall prepare the Prospectus in a form approved by the Representatives and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act.

                           (ii) The Company shall promptly advise the Representatives in writing (A) when any amendment to the Registration Statement shall have become effective, (B) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (C) of the prevention or suspension of the use of any preliminary prospectus or the Prospectus or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished the Representatives a copy for its review prior to filing and shall not file any such proposed amendment or supplement to which the Representatives reasonably object. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                           (iii) If, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (ii) of this Section 7(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

                           (iv) The Company shall make generally available to its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an earnings statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

                           (v)      The Company shall furnish to the
                  Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request.

                           (vi) The Company shall cooperate with the Representatives and their counsel in endeavoring to qualify the Shares for offer and sale in connection with the offering under the laws of such jurisdictions as the Representatives may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

                           (vii) Without the prior written consent of CIBC World Markets Corp., for a period of 180 days after the date of this Agreement, the Company shall not (A) issue, register with the Commission (other than on Form S-8 or on any successor form), offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause
                  (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the issuance of the Shares pursuant to the Registration Statement and the issuance of shares pursuant to the Company's stock option plan as described in the Registration Statement and the Prospectus. In the event that during this period, (1) any shares are issued pursuant to the Company's stock option plan or any other compensation plan that are exercisable during such 180 day period or (2) any registration is effected on Form S-8 or on any successor form relating to shares that are exercisable during such 180 day period, the Company shall cause each such grantee or purchaser or holder of such registered securities to enter into a Lock-Up Agreement in the form set forth on
                  Schedule III hereto.

                           (viii) On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by the Nasdaq National Market (including any required registration under the Exchange Act).

                           (ix) The Company shall file timely and accurate reports in accordance with the provisions of Florida Statutes
                  Section 517.075, or any successor provision, and any regulation promulgated thereunder, if at any time after the Effective Date, the Company or any of its affiliates commences engaging in business with the government of Cuba or any person or affiliate located in Cuba.

                  (b) The Company agrees to pay, or reimburse if paid by the Representatives, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Shares and the performance of the obligations of the Company under this Agreement including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, each preliminary prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Shares to the Underwriters; (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 7(a)(vi), including the reasonable fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of each preliminary prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) the filing fees of the NASD in connection with its review of the terms of the public offering and reasonable fees and disbursements of counsel for the Underwriters in connection with such review; (vi) inclusion of the Shares for quotation on the Nasdaq National Market; and (vii) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company to the Underwriters. Subject to the provisions of
         Section 7(d) and Section 10, the Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement not payable by the Company pursuant to the preceding sentence, including the fees and disbursements of counsel for the Underwriters.

         8.       INDEMNIFICATION.

                  (a) The Company, Bancshares and PB agree, jointly and severally, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
         Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, the Registration Statement or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company, Bancshares or PB by the Representatives on behalf of any Underwriter specifically for use therein.

                  (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, Bancshares and PB and each person, if any, who controls the Company, Bancshares or PB within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission with respect to such Underwriter which was made in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, contained in the following paragraphs appearing under the caption "Underwriting" in the Prospectus: (i) the fourth full paragraph, concerning the terms of the offering; and (ii) the eleventh full paragraph, including the text set forth in the bullet points, concerning stabilization and syndicate covering transactions.

                  (c) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 8(a) or 8(b) shall be available to any party who shall fail to give notice as provided in this Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent.

         9. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in
Section 8(a) or 8(b) for any reason is held to be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b), then each indemnifying party shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) to which the indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in
Section 8 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts but before deducting expenses) received by the Company, as set forth in the table on the cover page of the Prospectus, bear to
(y) the underwriting discounts received by the Underwriters, as set forth in the table on the cover page of the Prospectus. The relative fault of the Company or the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 9, (i) in no case shall any Underwriter (except as may be provided in the Agreement Among Underwriters) be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder; and (ii) the Company shall be liable and responsible for any amount in excess of such underwriting discount; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) in the immediately preceding sentence of this Section 9. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriter's obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

         10. TERMINATION. This Agreement may be terminated with respect to the Shares to be purchased on a Closing Date by the Representatives by notifying the Company at any time:

                  (a) in the absolute discretion of the Representatives at or before any Closing Date: (i) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representatives will in the future materially disrupt, the securities markets; (ii) if there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, inadvisable to proceed with the offering; (iii) if there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Representatives, inadvisable or impracticable to market the Shares; (iv) if trading in the Shares has been suspended by the Commission or trading generally on the New York Stock Exchange, Inc., on the American Stock Exchange, Inc. or the Nasdaq National Market has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or by order of the Commission, the NASD or any other governmental or regulatory authority; (v) if a banking moratorium has been declared by any state or Federal authority; or (vi) if, in the judgment of the Representatives, there has occurred a Material Adverse Effect; or

                  (b) at or before any Closing Date, that any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement.

         If this Agreement is terminated pursuant to any of its provisions, neither the Company, Bancshares nor PB, shall be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company, Bancshares or PB, except that (y) if this Agreement is terminated by the Representatives or the Underwriters because of any failure, refusal or inability on the part of the Company, Bancshares or PB to comply with the terms or to fulfill any of the conditions of this Agreement, the Company, Bancshares or PB will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company, Bancshares or PB or to the other Underwriters for damages occasioned by its failure or refusal.

         11. SUBSTITUTION OF UNDERWRITERS. If one or more of the Underwriters shall fail (other than for a reason sufficient to justify the cancellation or termination of this Agreement under Section 10) to purchase on any Closing Date the Shares agreed to be purchased on such Closing Date by such Underwriter or Underwriters, the Representatives may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Representatives may deem advisable or one or more of the remaining Underwriters may agree to purchase such Shares in such proportions as may be approved by the Representatives, in each case upon the terms set forth in this Agreement. If no such arrangements have been made by the close of business on the business day following such Closing Date,

                  (a) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall not exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then each of the nondefaulting Underwriters shall be obligated to purchase such Shares on the terms herein set forth in proportion to their respective obligations hereunder; provided, that in no event shall the maximum number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this
         Section 11 by more than one-ninth of such number of Shares without the written consent of such Underwriter, or

                  (b) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then the Company shall be entitled to one additional business day within which it may, but is not obligated to, find one or more substitute underwriters reasonably satisfactory to the Representatives to purchase such Shares upon the terms set forth in this Agreement.

         In any such case, either the Representatives or the Company shall have the right to postpone the applicable Closing Date for a period of not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus) may be effected by the Representatives and the Company. If the number of Shares to be purchased on such Closing Date by such defaulting Underwriter or Underwriters shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, and none of the nondefaulting Underwriters or the Company shall make arrangements pursuant to this Section within the period stated for the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Agreement shall terminate with respect to the Shares to be purchased on such Closing Date without liability on the part of any nondefaulting Underwriter to the Company and without liability on the part of the Company, except in both cases as provided in Sections 7(b), 8, 9 and 10. The provisions of this Section shall not in any way affect the liability of any defaulting Underwriter to the Company or the nondefaulting Underwriters arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

         12. MISCELLANEOUS. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, Bancshares, PB and of the Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Company, Bancshares, PB or any of the officers, directors or controlling persons referred to in Sections 8 and 9 hereof, and shall survive delivery of and payment for the Shares. The provisions of Sections 7(b), 8, 9 and 10 shall survive the termination or cancellation of this Agreement.

         This Agreement has been and is made for the benefit of the Underwriters, the Company, Bancshares and PB and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

         All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing,
(a) if to the Underwriters, c/o CIBC World Markets Corp., CIBC Oppenheimer Tower, World Financial Center, New York, New York 10281, attention: Mark C. Biderman, with a copy to Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, New York 10166, attention: Steven R. Finley and (b) if to the Company, to its agent for service as such agent's address appears on the cover page of the Registration Statement with a copy to Smith, Gambrell & Russell, LLP, Suite 3100, 1230 Peachtree Street, N.E., Atlanta, Georgia 30309, attention: Robert C. Schwartz and (c) if to Bancshares or PB, 815 West Stadium Boulevard, P.O. Box 10600, Jefferson City, Missouri 65110-6000, with a copy to Suelthaus & Walsh, P.C., 7733 Forsyth Boulevard, St. Louis, Missouri 63105, attention:
Kenneth H. Suelthaus.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

         This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         Please confirm that the foregoing correctly sets forth the agreement among us.

                           Very truly yours,

                           RIVA BANCSHARES, INC.


                           By:
                                -------------------------------------------
                                Richard C. Jensen
                                President and Chief Executive Officer


                           PREMIER BANCSHARES, INC.


                           By:
                                -------------------------------------------
                                Name:
                                Title:


                           PREMIER BANK


                           By:
                                -------------------------------------------
                                Name:
                                Title:


Confirmed:

CIBC WORLD MARKETS CORP.
PAULI JOHNSON CAPITAL & RESEARCH INCORPORATED
KELTON INTERNATIONAL LIMITED

Acting severally on behalf of itself and as representative of the several Underwriters named in Schedule I annexed hereto.

By CIBC WORLD MARKETS CORP.


By:
    ------------------------------
    Mark C. Biderman
    Managing Director

                                   SCHEDULE I

                                                                 NUMBER OF FIRM
                     UNDERWRITER                                     SHARES
    ----------------------------------------------------------   --------------
    CIBC World Markets Corp....................................
    Pauli Johnson Capital & Research Incorporated..............
    Kelton International Limited...............................
    [Others]...................................................
    [Others]...................................................
    [Others]...................................................
        Total..................................................     3,000,000
                                                                    =========

                                   SCHEDULE II

                           SUBSIDIARIES OF THE COMPANY

                                  SCHEDULE III

               [FORM OF LOCK-UP AGREEMENT FOR OFFICERS, DIRECTORS
                              AND 1% SHAREHOLDERS]

                                                                          , 1999
                                                             ---------- --


CIBC World Markets Corp.
Pauli Johnson Capital & Research Incorporated
Kelton International Limited
c/o CIBC World Markets Corp.
CIBC Oppenheimer Tower
World Financial Center
New York, New York  10281

Ladies and Gentlemen:

         The undersigned understands that CIBC World Markets Corp. ("CIBC") Pauli Johnson Capital & Research Incorporated ("Pauli") and Kelton International Limited ("Kelton") (collectively, the "Underwriters") propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with Riva Bancshares, Inc., a Delaware corporation (the "Company"), Premier Bancshares, Inc., a Missouri corporation, and Premier Bank, a Missouri corporation, providing for the public offering (the "Public Offering") by the several Underwriters, including CIBC, Pauli and Kelton (the "Underwriters"), of 3,000,000 shares (the "Shares") of the Common Stock, $0.01 par value, of the Company (the "Common Stock").

         To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of CIBC on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the final prospectus relating to the Public Offering, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.




                                      III-1

         Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

                                                     Very truly yours,


                                                     -------------------------

                                                     (Name)


                                                     -------------------------

                                                     -------------------------

                                                     (Address)










                                      III-2